Non-Controlling Interests	12 Months Ended
Dec. 31, 2020
Noncontrolling Interest [Abstract]
Non-Controlling Interests	Non-Controlling Interests
Non-Controlling Interests in the Operating Partnership
The Company is the sole general partner and holds substantially all of the OP Units. As of December 31, 2020 and 2019, the Advisor held 90 OP Units, which represents a nominal percentage of the aggregate ownership in the OP.
In November 2014, the Company partially funded the purchase of an MOB from an unaffiliated third party by causing the OP to issue 405,908 OP Units, with a value of $10.1 million, or $25.00 per unit, to the unaffiliated third party.
A holder of OP Units has the right to receive cash distributions equivalent to the cash distributions, if any, on the Company’s common stock in an amount retroactively adjusted to reflect the Stock Dividends, other stock dividends and other similar events. After holding the OP Units for a period of one year, a holder of OP Units has the right to redeem OP Units for, at the option of the OP, the corresponding number of shares of the Company’s common stock as retroactively adjusted for the Stock Dividends, other stock dividends and other similar events, or the cash equivalent. The remaining rights of the limited partners in the OP are limited, however, and do not include the ability to replace the general partner or to approve the sale, purchase or refinancing of the OP’s assets. During the years ended December 31, 2020, 2019 and 2018, OP Unit non-controlling interest holders were paid distributions of $0.2 million, $0.3 million, and $0.5 million respectively.
Non-Controlling Interests in Property Owning Subsidiaries
The Company also has investment arrangements with other unaffiliated third parties whereby such investors receive an ownership interest in certain of the Company’s property-owning subsidiaries and are entitled to receive a proportionate share of the net operating cash flow derived from the subsidiaries’ property. Upon disposition of a property subject to non-controlling interest, the investor will receive a proportionate share of the net proceeds from the sale of the property. The investor has no recourse to any other assets of the Company. Due to the nature of the Company’s involvement with these arrangements and the significance of its investment in relation to the investment of the third party, the Company has determined that it controls each entity in these arrangements and therefore the entities related to these arrangements are consolidated within the Company’s financial statements. A non-controlling interest is recorded for the investor’s ownership interest in the properties.
On November 4, 2020, the Company purchased all of the outstanding the membership interests in the joint venture that owns the UnityPoint Clinics in Muscatine, Iowa and Moline, Illinois for approximately $0.6 million, funded with cash on hand. Following this transaction, the properties were wholly owned by the Company and added to the borrowing base under the Credit Facility.
The following table summarizes the activity related to investment arrangements with unaffiliated third parties.

		Third Party Net Investment Amount	Non-Controlling Ownership Percentage	Net Real Estate Assets Subject to Investment Arrangement		Distributions
		As of December 31,	As of December 31,	As of December 31,		Year Ended December 31,
Property Name (Dollar amounts in thousands)	Investment Date	2020	2020	2020	2019	2020	2019	2018
Plaza Del Rio Medical Office Campus Portfolio(1)	May 2015	$371	2.2%	$12,790	$14,220	$—	$—	$87
UnityPoint Clinic Portfolio (2)	December 2017	$—	—%	$—	$8,842	$—	$—	$—
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(1)    One property within the Plaza Del Rio Medical Office Campus Portfolio was mortgaged as part of the Multi-Property CMBS Loan. See Note 4 - Mortgage Notes Payable for additional information.
(2) On November 4, 2020, the Company purchased all of the outstanding membership interests in the joint venture that owns the UnityPoint portfolio. See details above for additional information.